SUBJECT TO REVISION
                 PRELIMINARY SERIES TERM SHEET DATED MAY 6, 1999

                                   ----------

(LOGO)                            $255,621,150
                        Oakwood Mortgage Investors, Inc.,
                                    Depositor
                         Oakwood Acceptance Corporation,
                                    Servicer
          SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1999-B

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Oakwood Mortgage Investors, Inc. Senior/Subordinated Pass-Through Certificates, Series 1999-B. The Series Term Sheet has been prepared by Oakwood Mortgage Investors, Inc. for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston, NationsBanc Montgomery Securities LLC nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A REGISTRATION STATEMENT (INCLUDING A BASE PROSPECTUS) RELATING TO THE PASS-THROUGH CERTIFICATES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND HAS BEEN DECLARED EFFECTIVE. THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES WILL BE FILED AFTER THE SECURITIES HAVE BEEN PRICED AND ALL OF THE TERMS AND INFORMATION ARE FINALIZED. THIS COMMUNICATION IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. INTERESTED PERSONS ARE REFERRED TO THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT TO WHICH THE SECURITIES RELATE. ANY INVESTMENT DECISION SHOULD BE BASED ONLY UPON THE INFORMATION IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT AS OF THEIR PUBLICATION DATES.





Credit Suisse First Boston
                                           NationsBanc Montgomery Securities LLC

         THIS SERIES TERM SHEET WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION APPEARING IN THE PROSPECTUS SUPPLEMENT, THE PROSPECTUS AND THE SERIES 1999-B POOLING AND SERVICING AGREEMENT (INCLUDING THE JULY 1998 EDITION TO THE STANDARD TERMS) TO BE DATED AS OF APRIL 1, 1999, AMONG OAKWOOD MORTGAGE INVESTORS, INC., AS DEPOSITOR, OAKWOOD ACCEPTANCE CORPORATION, AS SERVICER, AND CHASE MANHATTAN TRUST COMPANY, NATIONAL ASSOCIATION, AS TRUSTEE.

The Offered Certificates........................

    ----------------------------------------------------------------------------------------------------------------------
                                                                Average                 Modified
                                                Moodys/ Fitch     Life                  Duration    First       Last
       Class      Principal      Description     Ratings(2)     (yrs)(3)     Coupon    (yrs) (3)    Pay(3)     Pay(3)
                  Amount(1)
    ----------------------------------------------------------------------------------------------------------------------
     A-1       $61,200,000     Senior SEQ         Aaa / AAA       1.10       . %(4)       1.04       6/99       7/01
     A-2       $49,100,000     Senior SEQ         Aaa / AAA       3.10       . %(5)       2.74       7/01       6/03
     A-3       $28,700,000     Senior SEQ         Aaa / AAA       5.10       . %(5)       4.23       6/03       10/05
     A-4       $56,550,000     Senior SEQ         Aaa / AAA       9.05       . %(5)       6.52      10/05       5/09
     M-1       $17,893,000     Mezzanine          Aa3 / AA        8.13     . %(5) (6)     5.94      12/03       5/09
     M-2       $12,781,000     Mezzanine           A2 / A         8.13     . %(5) (6)     5.84      12/03       5/09
     B-1       $11,503,000     Subordinate       Baa2 / BBB       6.00     . %(5) (6)     4.54      12/03       5/09
     B-2       $17,894,150     Guarantee         Baa3 / BBB-     10.00     . %(5) (6)     6.32       5/09       5/09
    ----------------------------------------------------------------------------------------------------------------------
                                        (1)  The aggregate initial principal balance of the Certificates may be increased or decreased by up to 5%. Any such increase or decrease may be allocated disproportionately among the Classes of Certificates. Accordingly, any investor's commitments with respect to the Certificates may be increased or decreased correspondingly.
                                        (2)  It is a condition to the issuance of the Certificates that they be rated as above. A security rating is not a recommendation to buy, sell or hold securities and may be object to revision of withdrawal at any time by the assigning rating organization.
                                        (3)  Assumed that the Optional Termination is exercised on the May 2009
                                             Distribution Date. Data run at a prepayment speed of 200% MHP.
                                        (4)  Based on One-Month LIBOR and subject to a cap of the Weighted Average Net
                                             Asset Rate for the related Distribution Date. Computed on the basis of a
                                             360-day year and the actual number of days in each Interest Accrual Period.
                                        (5)  Computed on the basis of a 360-day year of twelve 30-day months.
                                        (6)  The lesser of (i) specified rate per annum, or (ii) the Weighted Average Net
                                             Asset Rate for the related Distribution Date.

Class Designations
   CLASS A CERTIFICATES....................Class A-1, Class A-2 ,Class A-3, and Class A-4 Certificates.
   CLASS M CERTIFICATES....................Class M-1 and Class M-2 Certificates.
   CLASS B CERTIFICATES....................Class B-1 and Class B-2 Certificates.
   SUBORDINATED CERTIFICATES...............Class M, Class B, Class X and Class R Certificates.
   OFFERED CERTIFICATES....................Class A, Class M and Class B Certificates.
   OFFERED SUBORDINATED CERTIFICATES.......Class M and Class B Certificates.
Other Certificates.........................The Class X and Class R  Certificates  are not being  offered  hereby.  They are expected to be sold  initially  to related  entities of the  Company,  which may offer them in the future in one or more privately negotiated transactions.
Denominations..............................The Offered  Certificates  will be  Book-Entry  Certificates  only,  in minimum denominations of $1,000 and integral multiples of $1 in excess thereof.
Cut-off Date...............................April 1, 1999.
Distribution Dates.........................The fifteenth  day of each month,  (or if such  fifteenth day is not a business day,  the next  succeeding  business  day)  commencing  in June  1999  (each,  a
                                           "Distribution Date").
Record Date................................With respect  to each  Distribution  Date,  the close of  business  on the last business day of the month  preceding the month in which such  Distribution  Date occurs (each, a "Record Date").

Interest Accrual Period....................With respect to each Distribution Date, (i) for the Class A-1 Certificates, the
                                           period commencing on the 15th day of the preceding month through the 14th day of the month in which such Distribution Date occurs (except that the first Interest
                                           Accrual Period for the Class A-1 Certificates will be the period from the
                                           Closing Date through June 14th, 1999), and (ii) for all other Classes of the
                                           Offered Certificates, the calendar month preceding the month in which the
                                           Distribution Date occurs (each, an "Interest Accrual Period").

                                                             1


Distributions..............................The "Available Distribution Amount" for a Distribution Date generally will include (1)(a) Monthly Payments of principal and interest due on the Assets during the related Collection Period, to the extent such payments were actually collected from the Obligors or advanced by the Servicer and (b) unscheduled payments received with respect to the Assets during the related Prepayment
                                           Period, including Principal Prepayments, proceeds of repurchases, Net
                                           Liquidation Proceeds and Net Insurance Proceeds, less (2)(a) amounts required to reimburse the Servicer for previously unreimbursed Advances in accordance with the Agreement, (b) amounts required to reimburse the Company or the Servicer for certain reimbursable expenses in accordance with the Agreement, (c) amounts required to reimburse any party for an overpayment of a Repurchase Price for an
                                           Asset in accordance with the Agreement, and (d)(i) if Oakwood is not the
                                           Servicer, Serivicing Fees for the related Collection Period; (ii) if Oakwood is the Servicier, 50% of the Servicing Fee for the related Collection Period for
                                           Distribution Dates prior to May 2009, and on and after the May 2009 Distribution
                                           Date, none of the Servicing Fees for the related Collection Period.

                                           The Class A Principal Distribution Amount will, in general, be allocated sequentially to the Class A Certificates in order of their numerical designations. The Class M Principal Distribution Amount will be allocated pro rata between the Class M-1 and the Class M-2 Certificates. The Class B Principal
                                           Distribution Amount will be allocated sequentially to the Class B-1 and the
                                           Class B-2 Certificates, except that prior to the May 2009 Distribution Date, the
                                           Class B-2 Principal Distribution Amount will be distributed pro rata among Class
                                           A, Class M and Class B-1 Certificates. Prior to the Cross-over Date or on any
                                           Distribution Date as of which the Principal Distribution Tests are not met, principal will be allocated solely to the Class A Certificates.

                                           No principal will be distributable to the Class B-2 Certificateholders until the
                                           May 2009 Distribution Date (unless the outstanding Assets are less than the
                                           Class B-2 Certificate balance). The Class B-2 Certificates will receive principal distributions equal to all amounts otherwise distributable in accordance with "Priority of Distributions" below after distributions on the
                                           Offered Certificates if the Class B-2 Certificates are outstanding on or after the May 2009 Distribution Date.

                                           Distributions will be made on each Distribution Date to holders of record on the preceding Record Date. Distributions on a Class of Certificates will be allocated among the Certificates of such Class in proportion to their respective percentage interests.

Priority of Distributions..................On each Distribution Date the Available Distribution Amount will be distributed in the following amounts and in the following order of priority: (1) first, concurrently, to each Class of the Class A Certificates (a) first, the related
                                           Interest Distribution Amount for such Distribution Date with the Available
                                           Distribution Amount being allocated among such Classes pro rata based on their respective Interest Distribution Amounts and (b) second, the related Carryover
                                           Interest Distribution Amount, if any, for such Distribution Date, in each case with the Available Distribution

                                                             2

                                           Amount being allocated among the Classes of Class A Certificates pro rata based on their respective Carryover Interest Distribution Amounts; (2) second, to the
                                           Class M-1 Certificates, (a) first, the related Interest Distribution Amount for such Distribution Date and (b) second, the related Carryover Interest
                                           Distribution Amount, if any, for such Distribution Date; (3) third, to the Class
                                           M-2 Certificates, (a) first, the related Interest Distribution Amount for such
                                           Distribution Date and (b) second, the related Carryover Interest Distribution
                                           Amount, if any, for such Distribution Date; (4) fourth, to the Class B-1
                                           Certificates, (a) first, the related Interest Distribution Amount for such
                                           Distribution Date and (b) second, the related Carryover Interest Distribution
                                           Amount, if any, for such Distribution Date; (5) fifth, concurrently, to each
                                           Class of the Class A Certificates, the related Principal Distribution Shortfall
                                           Carryover Amount for each such Class, if any, for such Distribution Date;
                                           allocated among the Class A Certificates pro rata based on their respective
                                           Principal Distribution Shortfall Carryover Amounts; (6) sixth, to the Class A-1
                                           Certificates, the Class A-2 Certificates, the Class A-3 Certificates and the
                                           Class A-4 Certificates, the Class A Principal Distribution Amount, allocated in the following sequential order: (i) first, to the Class A-1 Certificates in reduction of the Certificate Principal Balance of such Class, until it has been reduced to zero; (ii) second, to the Class A-2 Certificates in reduction of the
                                           Certificate Principal Balance of such Class, until it has been reduced to zero;
                                           (iii) third, to the Class A-3 Certificates in reduction of the Certificate
                                           Principal Balance of such Class, until it has been reduced to zero; and (iv)
                                           fourth, to the Class A-4 Certificates in reduction of the Certificate Principal
                                           Balance of such Class, until it has been reduced to zero; PROVIDED, HOWEVER, that on any Distribution Date on which the Pool Scheduled Principal Balance is less than the aggregate Certificate Principal Balance of the Class A
                                           Certificates immediately prior to such Distribution Date, the Class A Principal
                                           Distribution Amount will be allocated among the Class A Certificates PRO RATA based upon their respective Certificate Principal Balances. (7) seventh, to the
                                           Class M-1 Certificates, (a) first, any related Writedown Interest Distribution
                                           Amount for such Distribution Date, (b) second, any related Carryover Writedown
                                           Interest Distribution Amount for such Distribution Date, (c) third, any related
                                           Principal Distribution Shortfall Carryover Amount, and (d) fourth, any related
                                           Principal Distribution Amount until the Class M-1 Certificate Principal Balance is reduced to zero; (8) eighth, to the Class M-2 Certificates, (a) first, any related Writedown Interest Distribution Amount for such Distribution Date, (b)
                                           second, any related Carryover Writedown Distribution Amount for such
                                           Distribution Date, (c) third, any related Principal Distribution Shortfall
                                           Carryover Amount, and (d) fourth, any related Principal Distribution Amount until the Class M-2 Certificate Principal Balance is reduced to zero; (9) ninth, to the Class B-1 Certificates, (a) first, any related Writedown Interest
                                           Distribution Amount for such Distribution Date, (b) second, any related
                                           Carryover Writedown Interest Distribution Amount for such Distribution Date, (c)
                                           third, any related Principal Distribution Shortfall Carryover Amount, and (d)
                                           fourth, any related Principal Distribution Amount until the Class B-1
                                           Certificate Principal Balance is reduced to zero; (10) tenth, to the Class B-2
                                           Certificates, (a) first, the related Interest Distribution Amount for such
                                           Distribution Date and (b) second, the related Carryover Interest Distribution
                                           Amount, if any, for such Distribution Date; (11) eleventh, to the Class B-2
                                           Certificates, (a) first any related Writedown Interest Distribution Amount for such Distribution Date, (b) second, any related Carryover Writedown

                                                             3

                                           Interest Distribution Amount for such Distribution Date, (c) third, any related
                                           Principal Distribution Shortfall Carryover Amount, and (d) fourth, any related
                                           Principal Distribution Amount until the Class B-2 Certificate Principal Balance is reduced to zero; (12) twelfth, to the Servicer, the following amounts in sequential order: (i) as long as Oakwood is the Servicer, 50% of the Servicing
                                           Fee with respect to any Distribution Date prior to May 2009, otherwise 100% of the Servicing Fee with respect to such Distribution Date; and (ii) any Servicing
                                           Fees from previous Distribution Dates remaining unpaid; (13) thirteenth, to the
                                           Class X Certificates, in the following sequential order: (i) the current Class X
                                           Strip Amount; and (ii) any Class X Strip Amounts from previous Distribution
                                           Dates remaining unpaid; and (14) finally, any remainder to the Class R
                                           Certificates.

                                           The primary credit support for the Class A Certificates is the subordination of the Subordinated Certificates; for the Class M-1 Certificates is the
                                           subordination of the Class M-2, Class B, Class X and Class R Certificates; for
                                           the Class M-2 Certificates is the subordination of the Class B, Class X and
                                           Class R certificates; for the Class B-1 Certificates is the subordination of the
                                           Class B-2, Class X and Class R certificates; and for the Class B-2 Certificates is the subordination of the Class X and Class R Certificates plus the Limited
                                           Guarantee of certain collections of principal and interest on the Assets by
                                           Oakwood Homes.


Cross-over Date............................The later to occur of (a) the Distribution Date occurring in December 2003 or
                                           (b) the first Distribution Date on which the percentage equivalent of a fraction
                                           (which shall not be greater than 1) the numerator of which is the sum of the
                                           Adjusted Certificate Principal Balance of the Subordinated Certificates and the
                                           Overcollateralization Amount for such Distribution Date and the denominator of which is the Pool Scheduled Principal Balance on such Distribution Date, equals or exceeds 1.75 times the percentage equivalent of a fraction (which shall not be greater than 1) the numerator of which is the initial aggregate Adjusted
                                           Certificate Principal Balance of the Subordinated Certificates and the
                                           denominator of which is the Pool Scheduled Principal Balance on the Cut-off
                                           Date.


Performance Test...........................The Average 60-Day Delinquency Ratio is less than or equal to 5%; the Average
                                           30-Day Delinquency Ratio is less than or equal to 7%, the Current Realized Loss
                                           Ratio is less than or equal to 2.75%; and the Cumulative Realized Losses are less than or equal to the percentage of the Aggregate Cut-off Date Pool
                                           Principal Balance set forth below:

                                                        7% December 2003 through May 2005,
                                                        8% June 2005 through May 2006,
                                                        9% June 2006 through November 2007, and
                                                        10.5% thereafter.

Limited Guarantee..........................The Class B-2  Certificateholders  will have the benefit of a limited  guarantee provided by Oakwood  Homes of certain  collections  on the  Assets.  The Limited
                                           Guarantee will not be available to support other Classes of Certificates.

Allocation of Writedown Amounts............The "Writedown  Amount" for any Distribution Date will be the amount, if any, by which the aggregate  Certificate  Principal Balance of all  Certificates,  after all distributions  have been made on the Certificates on such Distribution Date, exceeds  the  Pool  Scheduled  Principal  Balance  of the  Assets  for the  next
                                           Distribution  Date. The Writedown  Amount will be allocated among the Classes of
                                           Subordinated Certificates in the following



                                                             4

                                           order of priority:

                                           (1) first, to the Class B-2 Certificates, to be applied in reduction of the
                                               Adjusted Certificate Principal Balance of such Class until it has been reduced to zero;

                                           (2) second, to the Class B-1 Certificates, to be applied in reduction of the
                                               Adjusted Certificate Principal Balance of such Class until it has been reduced to zero;

                                           (3) third, to the Class M-2 Certificates, to be applied in reduction of the
                                               Adjusted Certificate Principal Balance of such Class until it has been reduced to zero; and

                                           (4) fourth, to the Class M-1 Certificates, to be applied in reduction of the
                                               Adjusted Certificate Principal Balance of such Class until it has been reduced to zero.

Advances...................................For each Distribution Date, the Servicer will be obligated to make an advance (a
                                           "P&I Advance") in respect of any delinquent Monthly Payment that will, in the
                                           Servicer's judgement, be recoverable from late payments on or Liquidation
                                           Proceeds from such Asset. The Servicer will also be obligated to make Advances
                                           ("Servicing Advances" and, together with P&I Advances, "Advances") in respect of
                                           Liquidation Expenses and certain taxes and insurance premiums not paid by an
                                           Obligor on a timely basis, to the extent the Servicer deems such Servicing
                                           Advances recoverable out of Liquidation Proceeds or from subsequent collections.
                                           P&I Advances and Servicing Advances are reimbursable to the Servicer under certain circumstances.

Final Scheduled Distribution Dates.........Based on the assumptions that (i) there are no defaults, prepayments or delinquencies with respect to payments due on the Assumed Contract
                                           Characteristics, and (ii) the optional termination right is not exercised by the
                                           Servicer, the Final Scheduled Distribution Dates for each of the Classes are set forth below. It is anticipated that the actual final Distribution Date for each
                                           Class may occur earlier than the Final Schedule Distribution Dates. In the event of large losses and delinquencies on the Contracts, however, the actual payment on certain of the subordinate classes of Certificates may occur later than the Final
                                           Scheduled Distribution Dates and in certain scenarios, holders of such classes may incur a loss on their investment.

                                                                                             Final Scheduled
                                                                                            Distribution Dates
                                                                                            ------------------
                                           Class A-1 Certificates..........                  May 15, 2009
                                           Class A-2 Certificates..........                  December 15, 2013
                                           Class A-3 Certificates..........                  November 15, 2017
                                           Class A-4 Certificates..........                  December 15, 2026
                                           Class M-1 Certificates..........                  December 15, 2026
                                           Class M-2 Certificates..........                  December 15, 2026
                                           Class B-1 Certificates..........                  December 15, 2026
                                           Class B-2 Certificates..........                  November 15, 2011

Optional Termination.......................The Servicer at its option and subject to the limitations imposed by the
                                           Agreement, will have the option to purchase from the Trust Estate all Assets then outstanding and all other property in the Trust Estate on any Distribution
                                           Date occurring on or after the later of (i) the Distribution Date in


                                                             5

                                           May 2009, and (ii) the date on which the amount of outstanding assets falls to a level at which, in the reasonable opinion of the Servicer, the cost of servicing those assets exceeds the revenues.

Auction Sale...............................If the Servicer does not exercise its optional termination right within 90 days after it first becomes eligible to do so, the Trustee shall solicit bids for the purchase of all Assets then outstanding and all other property in the Trust
                                           Estate. In the event that satisfactory bids are received, the sale proceeds will be distributed to Certificateholders.

The Assets.................................The Trust will consist of (1) fixed rate manufactured housing installment sales contracts (the "Contracts") secured by security interests in manufactured homes, as defined herein (the "Manufactured Homes"), and with respect to certain of the
                                           Contracts ("Land Secured Contracts"), secured by liens on the real estate on which the related Manufactured Homes are located, and (2) fixed rate mortgage loans secured by first liens on the real estate to which the related
                                           Manufactured Homes are deemed permanently affixed (the "Mortgage Loans," and together with the Contracts, the "Assets"). The Asset Pool consists of approximately 5,860 Assets having an aggregate Scheduled Principal Balance as of the Cut-off Date of $255,621,150.90.

                                           As of the Cut-off Date, approximately 25.34% of the Assets are Mortgage Loans and approximately 3.17% of the Assets are Land Secured Contracts. Based on
                                           Cut-off Date Pool Scheduled Principal Balance, approximately 77.87% of the
                                           Assets are secured by Manufactured Homes which were new, approximately 2.49% of the Assets are secured by Manufactured Homes which were used, approximately
                                           17.12% of the Assets are secured by Manufactured Homes which were repossessed and approximately 2.51% of the Assets are secured by Manufactured Homes which were transferred. As of the Cut-off Date, the Assets were secured by
                                           Manufactured Homes or Mortgaged Properties (or Real Properties, in the case of
                                           Land Secured Contracts) located in 38 states, Washington DC and Puerto Rico, and approximately 18.38% and 17.29% of the Assets were secured by Manufactured Homes or Mortgaged Properties located in North Carolina and Texas, respectively (based on the mailing addresses of the Obligors on the Assets as of the Cut-off Date).
                                           Each Asset bears interest at an annual percentage rate (an "APR") of at least
                                           6.90% and not more than 13.50%. The weighted average APR of the Assets as of the
                                           Cut-off Date is approximately 10.34%. The Assets have remaining terms to maturity as of the Cut-off Date of at least 9 months but not more than 360 months and original terms to stated maturity of at least 12 months but not more than 360 months. As of the Cut-off Date, the Assets had a weighted average original term to stated maturity of approximately 282 months, and a weighted average remaining term to stated maturity of approximately 281 months. The
                                           Assets have Loan-to-Value Ratios as of the Cut-off Date of at least 13.56% but not more than 100.00%. As of the Cut-off Date, the Assets had a weighted average
                                           Loan-to-Value Ratio of approximately 92.43%. The final scheduled payment date on the Asset with the latest maturity occurs in April 2029.

                                           The Servicer will be required to cause to be maintained one or more standard hazard insurance policies with respect to each Manufactured Home and Mortgaged
                                           Property.

                                                             6

Certain Federal Income Tax
  Consequences.............................For federal income tax purposes, the Trust Estate will be treated as one or more real estate mortgage investment conduits (each, a"REMIC"). The Class A, Class M,
                                           Class B and Class X Certificates will constitute "regular interests" in a REMIC for federal income tax purposes. The Class R Certificates will be treated as the sole class of "residual interests" in each REMIC for federal income tax purposes.

Recent Developments........................During November and December, 1998, Oakwood Homes and some of its officers and directors were named as defendants in lawsuits filed on behalf of purchasers of
                                           Oakwood Homes' common stock between April 11, 1997 and July 21, 1998. These suits were filed in the United States District Court for the Middle District of
                                           North Carolina and in the United States District Court for the Eastern District
                                           of Arkansas. They allege violations of the Exchange Act in the statements made by Oakwood Homes concerning its business and financial operations. Oakwood Homes intends to defend these suits vigorously. Oakwood Mortgage believes that these lawsuits will not adversely affect payments to be made on your certificates.

ERISA Considerations.......................Fiduciaries of employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans, and collective investment funds in which such plans, accounts, annuities or arrangements are invested, that are subject to the Employee Retirement Income
                                           Security Act of 1974, as amended ("ERISA"), or corresponding provisions of the
                                           Code (any of the foregoing, a "Plan"), persons acting on behalf of a Plan, or persons using the assets of a Plan ("Plan Investors") should consult with their own counsel to determine whether the purchase or holding of the Offered
                                           Certificates could give rise to a transaction that is prohibited either under
                                           ERISA or the Code.

                                           BECAUSE THE OFFERED SUBORDINATED CERTIFICATES ARE SUBORDINATED SECURITIES, THEY
                                           WILL NOT SATISFY THE REQUIREMENTS OF CERTAIN PROHIBITED TRANSACTION EXEMPTIONS.
                                           AS A RESULT, THE PURCHASE OR HOLDING OF ANY OF THE OFFERED SUBORDINATED
                                           CERTIFICATES BY A PLAN INVESTOR MAY CONSTITUTE A NON-EXEMPT PROHIBITED
                                           TRANSACTION OR RESULT IN THE IMPOSITION OF EXCISE TAXES OR CIVIL PENALTIES.
                                           ACCORDINGLY, NONE OF THE OFFERED SUBORDINATED CERTIFICATES ARE OFFERED FOR SALE,
                                           AND ARE NOT TRANSFERABLE, TO A PLAN INVESTOR, UNLESS SUCH PLAN INVESTOR PROVIDES
                                           THE SELLER AND THE TRUSTEE WITH A BENEFIT PLAN OPINION, OR THE CIRCUMSTANCES
                                           DESCRIBED IN CLAUSE (II) BELOW ARE SATISFIED. UNLESS SUCH OPINION IS DELIVERED,
                                           EACH PERSON ACQUIRING AN OFFERED SUBORDINATED CERTIFICATE WILL BE DEEMED TO
                                           REPRESENT TO THE TRUSTEE, THE SELLER AND THE SERVICER THAT EITHER (I) SUCH
                                           PERSON IS NOT A PLAN INVESTOR SUBJECT TO ERISA OR SECTION 4975 OF THE CODE, OR
                                           (II) SUCH PERSON IS AN INSURANCE COMPANY THAT IS PURCHASING AN OFFERED
                                           SUBORDINATED CERTIFICATE WITH FUNDS FROM ITS "GENERAL ACCOUNT" AND THE
                                           PROVISIONS OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 WILL APPLY TO EXEMPT
                                           THE PURCHASE, HOLDING AND RESALE OF SUCH CERTIFICATE, AND TRANSACTIONS IN
                                           CONNECTION WITH THE SERVICING, OPERATION AND MANAGEMENT OF THE TRUST FROM THE
                                           PROHIBITED TRANSACTION RULES OF ERISA AND THE CODE.

                                                             7

Legal Investment Considerations............The Class A and Class M-1  Certificates  are  expected to  constitute  "mortgage related  securities" for purposes of the Secondary  Mortgage Market  Enhancement
                                           Act of 1984 ("SMMEA").

                                           THE CLASS M-2 AND CLASS B CERTIFICATES ARE NOT "MORTGAGE RELATED SECURITIES" FOR
                                           PURPOSES OF SMMEA BECAUSE SUCH CERTIFICATES ARE NOT RATED IN ONE OF THE TWO
                                           HIGHEST RATING CATEGORIES BY A NATIONALLY RECOGNIZED RATING AGENCY.

DELINQUENCY, LOAN LOSS AND REPOSSESSION EXPERIENCE

         The following tables set forth certain information, for the periods indicated, concerning (1) the asset servicing portfolio, (2) the delinquency experience and (3) the loan loss and repossession experience of the portfolio of manufactured housing installment sales contracts and residential mortgage loans serviced by Oakwood. Because delinquencies, losses and repossessions are affected by a variety of economic, geographic and other factors, there can be no assurance that the delinquency and loss experience of the Assets will be comparable to that set forth below.


                                                          ASSET SERVICING PORTFOLIO
                                                           (DOLLARS IN THOUSANDS)

                                                          AT SEPTEMBER 30,                                  DECEMBER 31,
                                 -----------------------------------------------------------------  ---------------------------
                                     1994         1995        1996          1997          1998          1997          1998
                                 ------------- ----------  -----------   -----------  ------------  ------------   ------------
Total Number of Serviced Assets
     Oakwood Originated .......     39,273        51,566        67,120        89,411       111,351        94,570       114,697
     Acquired Portfolios ......      5,773         4,872         4,177         3,602         2,818         3,404         2,635
Aggregate Outstanding Principal
Balance of Serviced Assets
     Oakwood Originated .......   $757,640    $1,130,378    $1,687,406    $2,499,794    $3,536,657    $2,724,953    $3,692,078
     Acquired Portfolios ......   $ 85,227    $   70,853    $   57,837    $   47,027    $   35,882    $   43,677    $   32,734
Average Outstanding Principal
Balance per Serviced Asset
     Oakwood Originated .......   $     19.3  $       21.9  $       25.1  $       28.0  $       31.8  $       28.8  $       32.2
     Acquired Portfolios ......   $     14.8  $       14.5  $       13.8  $       13.1  $       12.7  $       12.8  $       12.4
Weighted Average Interest Rate
of Serviced Assets
     Oakwood Originated .......         12.2%         12.0%         11.5%         11.0%         10.8%         11.0%         10.7%
     Acquired Portfolios ......         11.0%         11.3%         11.2%         11.1%         11.0%         11.1%         11.0%

                                                                   DELINQUENCY EXPERIENCE (1)
                                                                     (DOLLARS IN THOUSANDS)


                                                              AT SEPTEMBER 30,                       DECEMBER 31,
                                             --------------------------------------------------  --------------------
                                               1994      1995       1996      1997       1998      1997        1998
                                             --------  --------   --------  --------   --------  --------    --------
Total Number of Serviced Assets
     Oakwood Originated..................       39,273    51,566     67,120    89,411  111,351      94,570     114,697
     Acquired Portfolios.................        5,773     4,872      4,177     3,602    2,818       3,404       2,635
Number of Delinquent Assets (2)..........
     Oakwood Originated:.................
      30-59 Days.........................          350       601        835     1,171    2,345       2,342       2,695
      60-89 Days.........................           97       185        308       476      906         598         973
      90 Days or More....................          198       267        492       716    1,222         880       1,474
     Total Number of Assets Delinquent             645     1,053      1,635     2,363    4,473       3,820       5,142
     Acquired Portfolios.................
      30-59 Days.........................          127        63         66        90       75          85          52
      60-89 Days.........................           49        17         23        23       31          20          19
      90 Days or More....................           98        76         62        75       57          69          53
     Total Number of Assets Delinquent             274       156        151       188      163         174         124
Total Delinquencies as a Percentage of
     Serviced Assets (3).................
     Oakwood Originated..................       1.6%      2.0%        2.4%      2.6%      4.0%       4.0%        4.5%
     Acquired Portfolios.................       4.7%      3.2%        3.6%      5.2%      5.8%       5.1%        4.7%

---------------
(1) Assets that are already the subject of repossession or foreclosure procedures are not included in "delinquent assets" for purposes of this table.
(2) The period of delinquency is based on the number of days payments are contractually past due (assuming 30-day months). Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the next month.
(3) By number of assets.

                        LOAN LOSS/REPOSSESSION EXPERIENCE
                             (DOLLARS IN THOUSANDS)


                                                      AT OR FOR THE FISCAL YEAR                      AT OR FOR THE THREE
                                                                ENDED                                   MONTHS ENDED
                                                            SEPTEMBER 30,                                DECEMBER 31,
                                     ------------------------------------------------------------ ------------------------
                                         1994       1995        1996        1997         1998         1997          1998
                                     ---------  ----------  ----------  -----------  -----------  -----------   ----------
Total Number of Serviced
     Assets (1).................         45,046      56,438     71,297      93,013      114,169       97,974       117,332
Average Number of Serviced
     Assets During Period.......         37,788      50,742     63,868      82,155      103,591       95,494       115,751
Number of Serviced
     Assets Repossessed.........          1,241       1,718      2,746       3,885        5,411        1,208         1,865
Serviced Assets Repossessed as a
     Percentage of Total Serviced
     Assets (2).................         2.75%      3.04%       3.85%      4.18%       4.74%        4.93%(6)      6.36%(6)
Serviced Assets Repossessed as a
     Percentage of Average Number
     of Serviced Assets.........         3.28%      3.39%       4.30%      4.73%       5.22%        5.06%(6)      6.44%(6)
Average Outstanding Principal
     Balance of Assets (3)......
     Oakwood Originated.........      $701,875   $976,905   $1,409,467  $2,065,033   $2,978,235   $2,570,959    $3,573,337
     Acquired Portfolios........       $30,432    $30,235      $27,351     $22,943      $19,179     $20,659       $16,276
Net Losses from Asset
     Liquidation(4):
     Total Dollars (3)..........
       Oakwood Originated.......         $4,630      $7,303    $14,248     $26,872      $45,189       $7,865       $14,266
       Acquired Portfolios......           $203        $473       $592        $528         $220          $35           $34
     As a Percentage of Average
     Outstanding Principal Balance
     of Assets (3) (5)
       Oakwood Originated.......        0.66%      0.75%       1.01%       1.30%       1.52%        1.22%(6)      1.60%(6)
       Acquired Portfolios......        0.67%      1.56%       2.16%       2.30%       1.15%        0.68%(6)      0.84%(6)

(1) As of period end.
(2) Total number of serviced assets repossessed during the applicable period expressed as a percentage of the total number of serviced assets at the end of the applicable period.
(3) Includes assets originated by Oakwood Acceptance Corporation and serviced by Oakwood Acceptance Corporation and others.
(4) Net losses represent all losses incurred on Oakwood Acceptance Corporation-serviced portfolios. Such amounts include estimates of net losses with respect to certain defaulted assets. Charges to the losses reserves in respect of a defaulted asset generally are made before the defaulted asset becomes a liquidated asset. The length of the accrual period for the amount of accrued and unpaid interest include in the calculation of the net loss varies depending upon the period in which the loss was charged and whether the asset was owned by an entity other than Oakwood Acceptance Corporation.
(5) Total net losses incurred on assets liquidated during the applicable period expressed as a percentage of the average outstanding principal balance of all assets at the end of the applicable period.
(6) Annualized.


         The data presented in the foregoing tables are for illustrative purposes only and there is no assurance that the delinquency, loan loss or repossession experience of the Assets will be similar to that set forth above. The delinquency, loan loss and repossession experience of manufactured housing contracts historically has been sharply affected by a downturn in regional or local economic conditions. These regional or local economic conditions are often volatile, and no predictions can be made regarding future economic conditions in any particular area. These downturns have tended to increase the severity of loss on repossession because of the increased supply of used manufactured homes, which in turn may affect the supply in other regions.

         Whenever reference is made herein to a percentage of the Assets (or to a percentage of the Scheduled Principal Balance of the Assets), the percentage is calculated based on the Scheduled Principal Balances ("SPB") of the Assets as of the Cut-off Date. In addition, numbers in any columns in the tables below may not sum exactly to the total number at the bottom of the column due to rounding.


               GEOGRAPHICAL DISTRIBUTION OF MANUFACTURED HOMES(1)

                                  NUMBER OF     AGGREGATE SCHEDULED        PERCENTAGE OF
GEOGRAPHIC LOCATION                ASSETS        PRINCIPAL BALANCE       ASSET POOL BY SPB
-------------------                ------      --------------------      -----------------
Alabama....................           201      $     7,762,861                 3.04%
Alaska.....................             1               69,634                 0.03
Arizona....................           218           14,726,820                 5.76
Arkansas...................            85            3,298,153                 1.29
California.................            36            2,722,896                 1.07
Colorado...................            37            2,059,599                 0.81
Delaware...................            43            1,545,953                 0.60
Florida....................           153            7,639,545                 2.99
Georgia....................           275           12,165,972                 4.76
Idaho......................            70            4,845,515                 1.90
Illinois...................             9              375,622                 0.15
Indiana....................             4               91,690                 0.04
Kansas.....................            59            2,414,419                 0.94
Kentucky...................           114            4,149,102                 1.62
Louisiana..................           278           11,528,355                 4.51
Maryland...................            12              475,726                 0.19
Massachusetts..............             1               24,702                 0.01
Michigan...................            15              778,959                 0.30
Minnesota..................             1               30,571                 0.01
Mississippi................           236            9,321,312                 3.65
Missouri...................           102            4,028,652                 1.58
Nevada.....................            16              858,160                 0.34
New Jersey.................             1               28,613                 0.01
New Mexico.................           147            6,668,294                 2.61
New York...................             2               48,829                 0.02
North Carolina.............         1,216           46,992,819                18.38
Ohio.......................            68            2,774,389                 1.09
Oklahoma...................            99            3,751,324                 1.47
Oregon.....................           110           10,573,860                 4.14
Pennsylvania...............             5              208,693                 0.08
Puerto Rico................             1               79,917                 0.03
South Carolina.............           424           16,145,437                 6.32
Tennessee..................           262           10,027,758                 3.92
Texas......................         1,098           44,192,191                17.29
Utah.......................            29            1,913,587                 0.75
Virginia...................           260           10,180,746                 3.98
Washington.................            97            8,942,501                 3.50
Washington DC..............             1               26,433                 0.01
West Virginia..............            72            2,103,868                 0.82
Wisconsin..................             2               47,674                 0.02
                                 --------         ------------              --------
   Total...................         5,860         $255,621,151               100.00%
                                    =====         ============               ======

(1) Based on the mailing address of the Obligor on the related Asset as of the Cut-off Date.

                        YEAR OF ORIGINATION OF ASSETS (1)

                                                   AGGREGATE
                                 NUMBER OF         SCHEDULED              PERCENTAGE OF
YEAR OF ORIGINATION               ASSETS        PRINCIPAL BALANCE       ASSET POOL BY SPB
-------------------               ------        -----------------       -----------------
    1987.....................          1     $          7,310                 0.00%
    1993.....................          2              31,195                  0.01
    1994.....................          2              26,585                  0.01
    1995.....................          3              46,015                  0.02
    1996.....................         18             578,871                  0.23
    1997.....................         27           1,036,776                  0.41
    1998.....................      1,544          75,374,779                 29.49
    1999.....................      4,263         178,519,621                 69.84
                                   -----       -------------               -------
         Total...............      5,860        $255,621,151                100.00%
                                   =====        ============                ======

------------------
(1) The weighted average seasoning of the Assets was approximately 2 months as of the Cut-off Date.


                                   DISTRIBUTION OF ORIGINAL ASSET AMOUNTS(1)

                                                     AGGREGATE
                                   NUMBER OF         SCHEDULED              PERCENTAGE OF
ORIGINAL ASSET AMOUNT               ASSETS        PRINCIPAL BALANCE       ASSET POOL BY SPB
---------------------               ------        -----------------       -----------------
$   4,999 or less..............         27      $      102,570                   0.04%
$   5,000 - $    9,999.........        136           1,038,806                   0.41
$  10,000 - $  14,999..........        220           2,745,472                   1.07
$  15,000 - $  19,999..........        263           4,576,525                   1.79
$  20,000 - $  24,999..........        408           9,259,624                   3.62
$  25,000 - $  29,999..........        890          24,352,803                   9.53
$  30,000 - $  34,999..........        895          29,117,238                  11.39
$  35,000 - $  39,999..........        626          23,144,476                   9.05
$  40,000 - $  44,999..........        323          13,621,519                   5.33
$  45,000 - $  49,999..........        274          12,911,618                   5.05
$  50,000 - $  54,999..........        250          13,050,591                   5.11
$  55,000 - $  59,999..........        210          12,044,484                   4.71
$  60,000 - $  64,999..........        270          16,878,603                   6.60
$  65,000 - $ 69,999...........        252          16,927,776                   6.62
$  70,000 - $  74,999..........        147          10,625,681                   4.16
$  75,000 - $  79,999..........        129           9,975,481                   3.90
$  80,000 - $  84,999..........         97           7,966,532                   3.12
$  85,000 - $  89,999..........         83           7,256,973                   2.84
$  90,000 - $  94,999..........         63           5,819,242                   2.28
$  95,000 - $  99,999..........         65           6,324,412                   2.47
$100,000 or more...............        232          27,880,726                  10.91
                                    ------      --------------              ---------
     Total.....................      5,860        $255,621,151                100.00%
                                     =====        ============                ======

(1) The highest original Asset amount was $194,682, which represents approximately 0.08% of the aggregate principal balance of the Assets at origination. The average original principal amount of the Assets was approximately $43,760 as of the Cut-off Date.

                                                  ASSET RATES (1)


                                 NUMBER OF      AGGREGATE SCHEDULED         PERCENTAGE OF
ASSET RATE                         ASSETS        PRINCIPAL BALANCE        ASSET POOL BY SPB
----------                         ------        -----------------        -----------------
6.000% - 6.999%............           84        $    5,493,997                  2.15%
7.000% - 7.999%............          421            34,984,016                 13.69
8.000% - 8.999%...........           675            44,900,108                 17.57
9.000% -   9.999%..........          640            37,713,930                 14.75
10.000% - 10.999%..........          523            23,766,488                  9.30
11.000% - 11.999%..........        1,584            47,350,602                 18.52
12.000% - 12.999%..........        1,627            51,747,322                 20.24
13.000% - 13.999%..........          306             9,664,687                  3.78
                                   -----         -------------                ------
     Total.................        5,860          $255,621,151                100.00%
                                   =====          ============                ======

(1) The weighted average Asset Rate was approximately 10.34% as of the Cut-off Date. This table reflects Asset Rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the Rates of the Step-up Rate Loans.



              REMAINING TERMS TO MATURITY OF ASSETS (IN MONTHS) (1)


REMAINING TERM                   NUMBER OF      AGGREGATE SCHEDULED         PERCENTAGE OF
TO MATURITY                        ASSETS        PRINCIPAL BALANCE        ASSET POOL BY SPB
-----------                        ------        -----------------        -----------------
  1 -  60 months...........        214       $     1,897,012                  0.74%
 61 -  96 months...........         142             1,913,331                  0.75
 97 - 120 months...........         245             4,967,990                  1.94
121 - 156 months...........          394             9,050,969                  3.54
157 - 180 months...........          940            28,923,766                 11.32
181 - 216 months...........          121             3,946,218                  1.54
217 - 240 months...........        1,611            59,329,005                 23.21
241 - 300 months...........          905            43,338,923                 16.95
301 - 360 months...........        1,288           102,253,937                 40.00
                                   -----         -------------               -------
  Total....................        5,860          $255,621,151                100.00%
                                   =====          ============                ======

(1) The weighted average remaining term to maturity of the Assets was approximately 281 months as of the Cut-off Date.

              ORIGINAL TERMS TO MATURITY OF ASSETS (IN MONTHS) (1)



ORIGINAL TERM                    NUMBER OF      AGGREGATE SCHEDULED         PERCENTAGE OF
TO MATURITY                        ASSETS        PRINCIPAL BALANCE         ASSET POOL BY SPB
-----------                        ------        -----------------         -----------------
  1 -  60 months...........          212       $     1,879,500                  0.74%
 61 -  96 months...........          139             1,842,121                  0.72
 97 - 120 months...........          244             4,973,332                  1.95
121 - 156 months...........          390             8,928,566                  3.49
157 - 180 months...........          950            29,129,547                 11.40
181 - 216 months...........          118             3,853,396                  1.51
217 - 240 months...........        1,614            59,421,827                 23.25
241 - 300 months...........          905            43,338,923                 16.95
301 - 360 months...........        1,288           102,253,937                 40.00
                                   -----         -------------               -------

  Total....................        5,860          $255,621,151                100.00%
                                   =====          ============                ======

(1) The weighted average original term to maturity of the Assets was approximately 282 months as of the Cut-off Date.

           DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF ASSETS(1)


                                    NUMBER OF    AGGREGATE SCHEDULED       PERCENTAGE OF
LOAN-TO VALUE RATIO(2)                ASSETS      PRINCIPAL BALANCE      ASSET POOL BY SPB
----------------------                ------      -----------------      -----------------
50%  or  less................            38        $   1,092,006                0.43%
51% - 55%....................            24              861,584                0.34
56% - 60%....................            19              886,969                0.35
61% - 65%....................            23              959,687                0.38
66% - 70%....................            55            2,435,469                0.95
71% - 75%....................            95            3,356,398                1.31
76% - 80%....................           216            8,750,076                3.42
81% - 85%....................           452           16,478,229                6.45
86% - 90%....................         1,084           38,997,536               15.26
91% - 95%....................         1,973           83,783,968               32.78
96% - 100%...................         1,881           98,019,228               38.35
                                      -----       --------------            --------
     Total...................         5,860         $255,621,151              100.00%
                                      =====         ============              ======

(1) The weighted average original Loan-to-Value Ratio of the Assets was approximately 92.43% as of the Cut-off Date.
(2) Rounded to nearest 1%.

         "Loan-to-Value Ratio" means, (a) with respect to each Contract, (i) as to each Contract with respect to which a lien on land is required for underwriting purposes, the ratio, expressed as a percentage, of the principal amount of such Contract to the sum of the purchase price of the home (including taxes, insurance and any land improvements), the tax value or appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed; and (ii) as to each other Contract, the ratio, expressed as a percentage, of the principal amount of such Contract to the purchase price of the home (including taxes, insurance and any land improvements) and the amount of any prepaid finance charges or closing costs that are financed; and (b) with respect to each Mortgage Loan, the ratio, expressed as a percentage, of the principal amount of such Mortgage Loan at the time of determination, to either
(i) the sum of the appraised value of the land and improvements, and the amount of any prepaid finance charges or closing costs that are financed or (ii) the sum of the purchase price of the home (including taxes, insurance and any land improvements), the appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed: